                                                                    Exhibit 99.1


                              [LOGO OF WHITTAKER]


                                 NEWS RELEASE

               Whittaker Corporation
               1955 N. Surveyor Avenue, Simi Valley, California 93063
               805/526-5700

               Release:    March 1, 1999

               Contact:    John K. Otto
                           Chief Financial Officer
                           (805)  526-5700, ext. 662


                        WHITTAKER CORPORATION ANNOUNCES
                 48% INCREASE IN FIRST QUARTER OPERATING PROFIT

     Simi Valley, CA, March 1, 1999 -- Whittaker Corporation (NYSE: WKR) today announced the results of its operations for the first quarter ended January 31, 1999.

     Sales from continuing operations for the current quarter were $30,603,000, compared to $28,980,000 for the first quarter of fiscal year 1998. Operating profit from continuing operations for the first quarter of 1999 was $8,932,000 compared to $6,036,000 for the first quarter last year. Income from continuing operations for the current quarter was $7,034,000, or $0.62 per share (which included a tax benefit from a prior year capital loss of $2,197,000, or $0.19 per share), compared to $855,000, or $0.08 per share, for the first quarter last year.

     As previously announced, on January 11, 1999, the Company sold its Whittaker Porta Bella Project, located in Santa Clarita, California, to Santa Clarita, L.L.C., an affiliate of Phoenix, Arizona-based Remediation Financial, Inc., for $10,000,000 in cash, a $5,000,000 promissory note and a contingent interest in the final profit of the Project.

     Commenting on the quarter, Joseph F. Alibrandi, Chairman and Chief Executive Officer said, "During the quarter, the one remaining noncore asset was sold, debt was reduced another $13 million, and operating profit increased 48%. With strong operations and a sound financial base, the Company is well positioned to realize its full potential."

                                    *  *  *

     Statements made herein that are not based on historical fact are "forward looking statements" within the meaning of the Private Litigation Reform Act of 1995. Actual results could differ from these forward looking statements for many reasons, including the failure to attain a profit from the Project for the purpose of receiving a contingent interest.

     Whittaker Corporation develops innovative fluid control and fire safety systems for aerospace and industrial applications. For additional information on Whittaker, contact the Internet Home Page at http://www.whittaker.com.

                                    #  #  #

                                                                    Exhibit 99.1

                             WHITTAKER CORPORATION
                       Consolidated Statements of Income
                                   ($ in 000)
                                   UNAUDITED

                                                                                             For the Three Months
                                                                                               Ended January 31,
                                                                                         1999                    1998
                                                                                   -------------          --------------
                                                                                                             (restated)
Sales.....................................................................         $      30,603          $       28,980
Costs and expenses
  Cost of sales...........................................................                15,020                  16,911
  Engineering and development.............................................                   147                     249
  Selling, general and administrative.....................................                 6,504                   5,784
                                                                                   -------------          --------------
Operating Profit                                                                           8,932                   6,036
  Interest expense........................................................                 1,325                   4,906
  Interest income.........................................................                  (364)                   (218)
  Other expense...........................................................                   608                     482
                                                                                   -------------          --------------
Income from continuing operations before provision for taxes..............                 7,363                     866

Provision for taxes.......................................................                   329                      11
                                                                                   -------------          --------------
Income from continuing operations.........................................                 7,034                     855

Discontinued operations
  Loss from discontinued operations.......................................                    --                    (533)
  Gain on disposal of discontinued operations.............................                    --                  10,085
                                                                                   -------------          --------------
Net income................................................................         $       7,034          $       10,407
                                                                                   -------------          --------------
Average common shares outstanding (000)...................................                11,388                  11,205
                                                                                   =============          ==============
Basic income (loss) per share
  Continuing operations...................................................         $         .62          $          .08
  Discontinued operations
    Loss from discontinued operations.....................................                    --                    (.05)
    Gain on disposal of discontinued operations...........................                    --                     .90
                                                                                   -------------          --------------
Net income per share......................................................         $         .62          $          .93
                                                                                   =============          ==============
Diluted income per share
  Continuing operations...................................................         $         .57          $          .08
  Discontinued operations
    Loss from discontinued operations.....................................                    --                    (.05)
    Gain on disposal of discontinued operations...........................                    --                     .88
                                                                                   -------------          --------------
Net income per share......................................................         $         .57          $          .91
                                                                                   =============          ==============

                                                                    Exhibit 99.1

                             WHITTAKER CORPORATION
                          Consolidated Balance Sheets
                                   ($ in 000)

                                                                  At January 31,                 At October 31,
                                                                        1999                          1998
                                                               -------------------             ------------------
                                                                   (Unaudited)
ASSETS
------
Current Assets
--------------
Cash....................................................           $       1,067                 $          --
Receivables.............................................                  14,497                        19,415
Inventories.............................................                  42,923                        42,060
Other current assets....................................                   3,118                         2,578
Income taxes recoverable................................                     195                           195
Deferred income taxes...................................                  19,645                        21,800
                                                                   -------------                 -------------
Total Current Assets....................................                  81,445                        86,048
                                                                   -------------                 -------------
Property and equipment, at cost.........................                  28,711                        30,462
Less accumulated depreciation and amortization..........                 (19,123)                      (20,623)
                                                                   -------------                 -------------
Net Property and Equipment..............................                   9,588                         9,839
                                                                   -------------                 -------------
Other Assets
------------
Goodwill, net of amortization...........................                  13,588                        13,677
Other intangible assets, net of amortization............                     870                           922
Notes and other noncurrent receivables..................                   8,113                         3,152
Other noncurrent assets.................................                   8,495                         7,726
Net assets held for sale................................                      --                        15,214
                                                                   -------------                 -------------
Total Other Assets......................................                  31,066                        40,691
                                                                   -------------                 -------------
Total Assets                                                       $     122,099                 $     136,578
                                                                   =============                 =============
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current Liabilities
-------------------
Current maturities of long-term debt....................         $           534               $         1,043
Accounts payable........................................                   6,326                         6,457
Accrued liabilities.....................................                  22,683                        30,039
                                                                 ---------------               ---------------
Total Current Liabilities...............................                  29,543                        37,539
                                                                 ---------------               ---------------
Other Liabilities
-----------------
Long-term debt..........................................                  47,873                        60,368
Other noncurrent liabilities............................                  13,239                        13,933
Deferred income taxes...................................                      --                         1,260
                                                                 ---------------               ---------------
Total Other Liabilities.................................                  61,112                        75,561
                                                                 ---------------               ---------------
Stockholders' Equity
--------------------
Capital stock
 Preferred stock........................................                       1                             1
 Common Stock...........................................                     114                           113
Additional paid-in capital..............................                  78,634                        77,703
Retained deficit........................................                 (47,305)                      (54,339)
                                                                 ---------------               ---------------
Total Stockholders' Equity..............................                  31,444                        23,478
                                                                 ---------------               ---------------
Total Liabilities and Stockholders' Equity                       $       122,099               $       136,578
                                                                 ===============               ===============